Exhibit 10.8

Form 3000-3a (February 2002)	UNITED STATES DEPARTMENT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	FORM APPROVED OMB NO. 1004-0034 Expires: October 31, 2004

	TRANSFER OF OPERATING RIGHTS (SUBLEASE) IN A LEASE FOR OIL AND GAS OR GEOTHERMAL RESOURCES	Lease Serial No. NMNM111962
Mineral Leasing Act of 1920 (30 U.S.C. 181 et seq.)
Act for Acquired Lands of 1947 (30 U.S.C 351-359)
Geothermal Steam Act of 1970 (30 U.S.C. 1001-1025)
Department of the Interior Appropriations Act, Fiscal Year 1981 (42 U.S.C. 6508)

Type or print plainly in ink and sign in ink.

PART A: TRANSFER
Transferee (Sublessee)* See Transferee’s Part A (Continued) on Page 2
Street
City, State, ZIP Code
*If more than one transferee, check here ☑ and list the name(s) and address(es) of all additional transferees on the reverse of this form or on a separate attached sheet of paper.
This transfer is for: (Check one) ☑ Oil and Gas Lease, or ☐ Geothermal Lease
Interest conveyed: (Check one or both, as appropriate) ☐ Operating Rights (sublease) ☑ Overriding Royalty, payment out of production or other similar interests or payments

2.	This transfer (sublease) conveys the following interest:

Land Description		Percent of Interest		Percent of
	Owned	Conveyed	Retained	Overriding Royalty
Similar Interests

Additional space on reverse, if needed. Do not submit documents or agreements other than this form; such documents or agreements shall only be referenced herein.				Reserved	Previously reserved or conveyed
	b	c	d	e	f

TOWNSHIP 19 SOUTH, RANGE 32, EAST NMPM
SECTIONS 4 NESWBS/2SW
LEA COUNTY, NEW MEXICO

THE OVERRIDING ROYALTY HEREIN CONVEYED SHALL BE FREE OF ALL COSTS AND EXPENSES EXCEPT THAT IT SHALL BEAR ITS RATABLE PORTION OF TREATING, COMPRESSION AND TRANSPORTATION CHARGES, ALONG WITH APPLICABLE TAXES.
	100% of 12.5% overriding royalty interest	10% overriding royalty interest	2.5% overriding royally interest

THE OVERRIDING ROYALTY HEREIN CONVEYED MAY BE POOLED OR UNITIZED WITHOUT THE CONSENT OF ASSIGNEE.

FOR BLM USE ONLY — DO NOT WRITE BELOW THIS LINE
UNITED STATES OF AMERICA
This transfer is approved solely for administrative purposes. Approval does not warrant that either party to this transfer holds legal or equitable title to this lease.

☐	Transfer approved effective

By

	(Authorized Officer)	(Title)	(Date)

(Continued an reverse)
book 1342 page 42

Part A (Continued): ADDITIONAL SPACE for Names and addresses of additional transferees in Item No. 1, if needed, or for Land Description in Item No. 2, if needed,
ASSIGNOR CONVEYS THE OVERRIDING ROYALTY INTERESTS, SET FORTH OPPOSITE THEIR NAMES, TO THE FOLLOWING ASSIGNEES:

TIMOTHY A. LEACH	2.5%
2735 Racquet Club Dr. Midland, TX 79705

STEVEN L. BEAL	2.5%
2743 Racquet Club Dr. Midland, TX 79705

CURT F. KAMRADT	2.5%
4006 Tanforan Ave. Midland, TX 79707

E. JOSEPH WRIGHT	2.5%
2813 Den-gar Midland, TX 79705
PART B — CERTIFICATION AND REQUEST FOR APPROVAL
1.	The transferor certifies as owner if an interest in the above designated lease that he/she hereby transfers to the above assignee(s) the rights specified above.
2.	Transferee certifies as follows: (a) Transferee is a citizen of the United Slates; an association of such citizens; a municipality; or a corporation organized under the laws of the United States or of any State or territory thereof. For the transfer of NPR-A leases, transferee is a citizen, national, or resident alien of the United States or associations of such citizens, nationals, resident aliens or private, public or municipal corporations, (b) Transferee is not considered a minor under the laws of the State in which the lands covered by this transfer are located; (c) Transferee’s chargeable interests, direct and indirect, in each public domain and acquired lands separately in the same State, do not exceed 246,080 acres in oil and gas leases (of which up to 200,000 acres may be in oil and gas options), or 300,000 acres in leases in each leasing District in Alaska of which up to 200,000 acres may be in options, if this is an oil and gas lease issued in accordance with the Mineral Leasing Act of l920, or 51,200 acres in any one State if this is a geothermal lease; (d) All parties holding an interest in the transfer are otherwise in compliance with the regulations (43 CFR Group 3100 or 3200) and the authorizing Acts; (e) Transferee is in compliance with reclamation requirements for all Federal oil and gas lease holdings as required by sec. 17(g) of the Mineral Leasing Act; and (f) Transferee is not in violation of sec. 41 of the Mineral Leasing Act.
3.	Transferee’s signature to this assignment constitutes acceptance of all applicable terms, conditions, stipulations and restrictions pertaining to the lease described herein. Applicable terms and conditions include, but are not limited to, an obligation to conduct all operations on the leasehold in accordance with the terms and conditions of the lease, to condition all wells for proper abandonment, to restore the leased lands upon completion of any operations as described in the lease, and to furnish and maintain such bond as may be required by the lesser pursuant to regulations 43 CFR 3104, 3134, or 3206.
For geothermal transfers, an overriding royalty may not be less than one-fourth (1/4) of one percent of the value of output, nor greater than 50 percent of the rate of royalty due to the United States when this assignment is added to all previously created overriding royalties (43 CFR 3241).
I certify that She statements made herein by me are true, complete, and correct to the best of my knowledge and belief and are made in good faith.

Executed this 22nd day of October 2004				Executed this 22nd day of October 2004

Name of Transferor as shown on current lease		David W. Copeland

(Please type or print)

Transferor	/s/ David W. Copeland			Transferee

	David W. Copeland				(Signature)
or
	/s/ Janet S. Copeland			Attorney-in-fact

	Janet S. Copeland his wife				(Signature)
2206 Gulf

(Transferor’s Address)

	Midland	TX	79705

	(City)	(State)	(Zip Code)
Public reporting burden for this form is estimated to average 30 minutes per response including the time for reviewing instructions, gathering and maintaining data, and completing and reviewing the form. Direct comments regarding the burden estimate or any other aspect of this form to U.S. Department of the Interior, Bureau of Land Management (1004-0034), Bureau Clearance Officer, (WO-630), Mail Stop 401 LS, 1849 C Street, N.W., Washington, D.C. 20240.
Title 18 U.S.C. See. 1001 makes it a crime for any person knowingly and willfully to make to any Department or agency of the United States any false, fictitious or fraudulent statements or representations as to any matter within its jurisdiction.
(Form 3O00-3a(1/99) (page 2)
book 1342 page 43

TRANSFEREE
Executed this 28th day of October, 2004.

By:	/s/ Timothy A. Leach Timothy A. Leach
Executed this 28th day of October, 2004.

By:	/s/ Steven L. Beal Steven L. Beal
Executed this 28th day of October,  2004.

By:	/s/ Curt F. Kamradt Curt F. Kamradt
Executed this 28th day of October, 2004.

By:	/s/ E. Joseph Wright E. Joseph Wright
book 1342 page 44

ACKNOWLEDGEMENTS

STATE OF TEXAS	)
)
COUNTY OF MIDLAND	)
     This instrument was personally acknowledged before me on this 28th day of October, 2004, by Timothy A. Leach.

/s/ Shari A. Harbour

Notary Public in and for State of Texas
My Commission Expires 8-6-08
STATE OF TEXAS	)
)
COUNTY OF MIDLAND	)
     This instrument was personally acknowledged before me on this 28th day of October, 2004, by Steve L. Beal.

/s/ Shari A. Harbour

Notary Public in and for State of Texas
My Commission Expires 8-6-08
STATE OF TEXAS	)
)
COUNTY OF MIDLAND	)
     This instrument was personally acknowledged before me on this 28th day of October, 2004, by Curt F. Kamradt.

/s/ Shari A. Harbour

Notary Public in and for State of Texas
My Commission Expires 8-6-08
STATE OF TEXAS	)
)
COUNTY OF MIDLAND	)
     This instrument was personally acknowledged before me on this 28th day of October, 2004, by E. Joseph Wright.

/s/ Shari A. Harbour

Notary Public in and for State of Texas
My Commission Expires 8-6-08
book 1342 page 45

STATE OF TEXAS	)
)
COUNTY OF MIDLAND	)
     This instrument was personally acknowledged before me on this 28th day of October, 2004, by David W. Copeland.

/s/ Shari A. Harbour

Notary Public in and for State of Texas
My Commission Expires 8-6-08
STATE OF TEXAS	)
)
COUNTY OF MIDLAND	)
     This instrument was personally acknowledged before me on this 28th day of October , 2004, by Janet S. Copeland.

/s/ Shari A. Harbour

Notary Public in and for State of Texas
My Commission Expires 8-6-08
STATE OF NEW MEXICO
COUNTY OF LEA
FILED
NOV 22 2004
at 11:46 o’clock AM
and recorded In Book 1342

Mellnda Huges, Lea County Clerk
By DJ Deputy
book 1342 page 46

Form 3000-3	UNITED STATES	FORM APPROVED
(February 2002)	DEPARTMENT OF THE INTERIOR	OMB NO. 1004-0034
	BUREAU OF LAND MANAGEMENT	Expires: October 31, 2004

	ASSIGNMENT OF RECORD TITLE INTEREST IN A	Lease Serial No.
	LEASE FOR OIL AND GAS OR GEOTHERMAL RESOURCES Mineral Leasing Act of 1920 (30 U.S.C. 181 et seq.)	NMNM111962 Lease Effective Date
	Act for Acquired Lands of 1947 (30 U.S.C 351-359)	(Anniversary Date)
	Geothermal Steam Act of 1970 (30 U.S.C. 1001-1025)	July 1, 2004

New Serial No.
Department of the Interior Appropriations Act, Fiscal Year 1981 (42 U.S.C. 6508)

Type or print plainly in ink and sign in ink.

PART A: ASSIGNMENT
Assignee* COG Operating LLC
Street 550 West Texas, Suite 1300
City, State, ZIP Code Midland, Texas 79701
*If more than one assignee, check here ☐ and list the name(s) and address(es) of all additional assignees on the reverse of this form or on a separate attached sheet of paper.
This record title assignment is for: (Check one) ☑ Oil and Gas Lease, or ☐ Geothermal Lease
Interest conveyed: (Check one or both, as appropriate) ☑ Record Title, ☐ Overriding Royalty, payment out of production or other similar interests or payments

2. This assignment conveys the following interest:

Land Description	Percent of Interest			Percent of
Additional space on reverse, if needed. Do not submit documents or agreements other than this	Owned	Conveyed	Retained	Overriding Royalty
form; such documents or agreements shall only be referenced herein.				Similar Interests
				Reserved	Previously
reserved
or conveyed
a	b	c	d	e	f

TOWNSHIP19 SOUTH, RANGE 32 EAST, NMPM	100%	100%	NONE	12.5%	NONE
SECTION 4: NESW, S/2SW
LEA COUNTY, NEW MEXICO

THE OVERRIDING ROYALTY HEREIN RESERVED SHALL BE FREE OF ALL COSTS AND EXPENSES EXCEPT THAT IT SHALL BEAR ITS RATABLE PORTION OF TREATING, COMPRESSION AND TRANSPORTATION CHARGES, ALONG WITH THE APPLICABLE TAXES.

THE OVERRIDING ROYALTY HEREIN RESERVED MAY BE POOLED OR UNITIZED WITHOUT THE CONSENT OF ASSIGNOR.

FOR BLM USE ONLY — DO NOT WRITE BELOW THIS LINE
UNITED STATES OF AMERICA
This assignment is approved solely for administrative purposes. Approval does not warrant that either party to this assignment holds legal or equitable title to this lease.

☐	Assignment approved for above described lands;	☐	Assignment approved for attached land description

Assignment approved effective		☐	Assignment approved for land description indicated on reverse of this form.
By

	(Authorized Officer)		(Title)	(Date)

(Continued on reverse)
book 1342 page 38

Part A (Continued); ADDITIONAL SPACE for Names and addresses of additional assignees in Item No. 1, it needed, or for Land Description in Item No. 2, if needed.
PART B — CERTIFICATION AND REQUEST FOR APPROVAL
1.	The Assignor certifies as owner if an interest in the above designated lease that he/she hereby assigns to the above assignee(s) the rights specified above.

2.	Assignee certifies as follows: (a) Assignee is a citizen of the United States; an association of such citizens; a municipality; or a corporation organized under the laws of the United States or of any State or territory thereof. For the assignment of NPR-A leases, assignee is a citizen, national, or resident alien of the United States or association of such citizens, nationals, resident aliens or private, public or municipal corporations, (b) Assignee is not considered a minor under the laws of the State in which the lands covered by this assignment are located; (c) Assignee’s chargeable interests, direct and indirect, in each public domain and acquired lands separately in the same State, do not exceed 246,080 acres in oil and gas leases (of which up to 200,000 acres may be in oil and gas options), or 300,000 acres in leases in each leasing District in Alaska of which up to 200,000 acres may be in options, if this is an oil and gas lease issued in accordance with the Mineral Leasing Act of 1920, or 51,200 acres in any one State if this is a geothermal lease; (d) All parties holding an interest in the assignment are otherwise in compliance with the regulations (43 CFR Group 3100 or 3200) and the authorizing Acts; (e) Assignee is in compliance with reclamation requirements for all Federal oil and gas lease holdings as required by sec. 17(g) of the Mineral Leasing Act; and (f) Assignee is not in violation of sec. 41 of the Mineral Leasing Act.

3.	Assignee’s signature to this assignment constitutes acceptance of all applicable terms, conditions, stipulations and restrictions pertaining to the lease described herein.
For geothermal assignments, an overriding royalty may not be less than one-fourth (1/4) of one percent of the value of output, nor greater than 50 percent of the rate of royalty due to the United States when this assignment is added to all previously created overriding royalties (43 CFR 3241).
I certify that the statements made herein by me are true, complete, and correct to the best of my knowledge and belief and are made in good faith.

Excuted this 22ND day of OCTOBER 2004				Excuted this 22ND day of OCTOBER 2004

Name of Assignor as shown on current lease		David W. Copeland

(Please type or print)

Assignor	/s/ David W. Copeland			Assignee	/s/ Steven L. Beal

	David W. Copeland				(Signature)
	/s/ Janet S. Copeland,				By: Steven L. Beal

	Janet S. Copeland, his wife				President

2206 Gulf

(Assignor’s Address)

	Midland	TX	79705

	(City)	(State)	(Zip Code)

Public reporting burden for this form is estimated to average 30 minutes per response including the time for reviewing instructions, gathering and maintaining data, and completing and reviewing the form. Direct comments regarding the burden estimate or any other aspect of this form to U.S. Department of the Interior, Bureau of Land Management (1004-0034), Bureau Clearance Officer, (WO-630), Mail Stop 401 LS, 1849 C Street, N.W., Washington, D.C. 20240.
Title 18 U.S.C. Sec. 1001 makes it a crime for any person knowingly and willfully to make to any Department or agency of the United States any false, fictitious or fraudulent statements or representations as to any matter within its jurisdiction.
(Form 3000-3 (1/99) (page 2)
book 1342 page 39

ACKNOWLEDGEMENTS

STATE OF TEXAS	)
)
COUNTY OF MIDLAND	)
     This instrument was personally acknowledged before me on this 22nd day of October, 2004, by Steven L. Beal, President of COG Operating LLC, a Delaware Limited Liability Company, on behalf of said Company.

/s/ Shari A. Harbour

Notary Public in and for State of Texas
My Commission Expires 8-6-08

STATE OF TEXAS	)
)
COUNTY OF MIDLAND	)
     This instrument was personally acknowledged before me on this 22nd day of October , 2004, by David W. Copeland.

/s/ Shari A. Harbour

Notary Public in and for State of Texas
My Commission Expires 8-6-08

STATE OF TEXAS	)
)
COUNTY OF MIDLAND	)
     This instrument was personally acknowledged before me on this 22nd day of October, 2004, by Janet S. Copeland.

/s/ Shari A. Harbour

Notary Public in and for State of Texas
My Commission Expires 8-6-08
book 1342 page 40

STATE OF NEW MEXICO
COUNTY OF LEA
FILED
NOV 22 2004
at 11:46 o’clock A.M
and recorded in Book 1342

Mellnda Hughes, Lea County Clerk
By DJ Deputy

Book 1342 Page 41

Form 3000-3	UNITED STATES	FORM APPROVED
(February 2002)	DEPARTMENT OF THE INTERIOR	OMB NO. 1004-0034
	BUREAU OF LAND MANAGEMENT	Expires: October 31, 2004

	ASSIGNMENT OF RECORD TITLE INTEREST IN A	Lease Serial No.
	LEASE FOR OIL AND GAS OR GEOTHERMAL RESOURCES	NMNM111962 Lease Effective Date
	Mineral Leasing Act of 1920 (30 U.S.C. 181 et seq.)	(Anniversary Date)
	Act for Acquired Lands of 1947 (30 U.S.C 351-359)	July 1, 2004

	Geothermal Steam Act of 1970 (30 U.S.C. 1001-1025)	New Serial No.
Department of the Interior Appropriations Act, Fiscal Year 1981 (42 U.S.C. 6508)

Type or print plainly in ink and sign in ink.

PART A: ASSIGNMENT
Assignee David W. Copeland
Street 550 West Texas, Suite 1300
City, State, ZIP Code Midland, Texas 79701
*lf more than one assignee, check here ☐ and list the name(s) and address(es) of all additional assignees on the reverse of this form or on a separate attached sheet of paper.
This record title assignment is for: (Check one) ☑ Oil and Gas Lease, or ☐ Geothermal Lease
Interest conveyed: (Check one or both, as appropriate) ☑ Record Title, ☐ Overriding Royalty, payment out of production or other similar interests or payments

2. This assignment conveys the following interest:

Land Description	Percent of lnterest			Percent of
Additional space on reverse, if needed. Do not submit documents or agreements other than	Owned	Conveyed	Retained	Overriding Royalty
this form; such documents or agreements shall only be referenced herein.				Similar Interests
				Reserved	Previously
reserved
or conveyed
a	b	c	d	e	f

TOWNSHIP 19 SOUTH, RANGE 32 EAST, NMPM	100%	100%	NONE	NONE	NONE
SECTION 4: NESW, S/2SW
LEA COUNTY, NEW MEXICO

FOR BLM USE ONLY — DO NOT WRITE BELOW THIS LINE
UNITED STATES OF AMERICA
This assignment is approved solely for administrative purposes. Approval does not warrant that either party to this assignment holds legal or equitable title to this lease.

☐	Assignment approved for above described lands;	☐	Assignment approved for attached land description

Assignment approved effective SEP 01 2004		☐	Assignment approved for land description indicated on reverse of this form.

By	/s/ MARCIE VARGAS		LAND LAW ASSISTANT FLUIDS ADJUDICATION TEAM SEP 22 2004

	(Authorized Officer)		(Title)	(Date)

(Continued on reverse)

Part A (Continued): ADDITIONAL SPACE for Names and addresses of additional assignees in Item No. 1, if needed, or for Land Description in Item No. 2, if needed.
PART B — CERTIFICATION AND REQUEST FOR APPROVAL
1.	The Assignor certifies as owner if an interest in the above designated lease that he/she hereby assigns to the above assignees) the rights specified above.

2.	Assignee certifies as follows: (a) Assignee is a citizen of the United States; an association of such citizens; a municipality; or a corporation organized under the laws of the United States or of any State or territory thereof. For the assignment of NPR-A leases, assignee is a citizen, national, or resident alien of the United States or association of such citizens, nationals, resident aliens or private, public or municipal corporations, (b) Assignee is not considered a minor under the laws of the State in which the lands covered by this assignment are located; (c) Assignee’s chargeable interests, direct and indirect, in each public domain and acquired lands separately in the same State, do not exceed 246,080 acres in oil and gas leases (of which up to 200,000 acres may be in oil and gas options), or 300,000 acres in leases in each leasing District in Alaska of which up to 200,000 acres may be in options, if this is an oil and gas lease issued in accordance with the Mineral Leasing Act of 1920, or 51,200 acres in any one State if this is a geothermal lease; (d) All parties holding an interest in the assignment are otherwise in compliance with the regulations (43 CFR Group 3100 or 3200) and the authorizing Acts; (e) Assignee is in compliance with reclamation requirements for all Federal oil and gas lease holdings as required by sec. 17(g) of the Mineral Leasing Act; and (f) Assignee is not in violation of sec. 41 of the Mineral Leasing Act.

3.	Assignee’s signature to this assignment constitutes acceptance of all applicable terms, conditions, stipulations and restrictions pertaining to the lease described herein.
For geothermal assignments, an overriding royalty may not be less than one-fourth (1/4) of one percent of the value of output, nor greater than 50 percent of the rate of royalty due to the United States when this assignment is added to all previously created overriding royalties (43 CFR 3241).
I certify that the statements made herein by me are true, complete, and correct to the best of my knowledge and belief and are made in good faith.

Executed this 7TH day of JULY 2004				Executed this 7TH day of JULY 2004

Name of Assignor as shown on current lease		MICHAEL M. GRAY

(Please type or print)

Assignor	/s/ Michael M. Gray			Assignee	/s/ David W. Copeland

	(Signature)				(Signature)
or				or
Attorney-in-fact				Attorney-in-fact

	(Signature)				(Signature)
2011 WINFIELD RD

(Assignor’s Address)

	MIDLAND	TX	79705

	(City)	(State)	(Zip Code)
Public reporting burden for this form is estimated to average 30 minutes per response including the time for reviewing instructions, gathering and maintaining data, and completing and reviewing the form. Direct comments regarding the burden estimate or any other aspect of this form to U.S. Department of the Interior, Bureau of Land Management (1004-0034), Bureau Clearance Officer, (WO-630), Mail Stop 401 LS, 1849 C Street, N.W., Washington, D.C. 20240.
Title 18 U.S.C. Sec. 1001 makes it a crime for any person knowingly and willfully to make to any Department or agency of the United States any false, fictitious or fraudulent statements or representations as to any matter within its jurisdiction.
(Form 3000-3 (1/99) (page 2)

Form 3000-3	UNITED STATES	FORM APPROVED
(February 2002)	DEPARTMENT OF THE INTERIOR	OMB NO. 1004-0034
	BUREAU OF LAND MANAGEMENT	Expires: October 31 , 2004

	ASSIGNMENT OF RECORD TITLE INTEREST IN A	Lease Serial No.
	LEASE FOR OIL AND GAS OR GEOTHERMAL RESOURCES	NMNM111962 Lease Effective Date
	Mineral Leasing Act of 1920 (30 U.S.C. 181 et seq.)	(Anniversary Date)
	Act for Acquired Lands of 1947 (30 U.S.C 351-359)	July 1,2004

	Geothermal Steam Act of 1970 (30 U.S.C. 1001-1025) Department of the Interior Appropriations Act, Fiscal Year 1981 (42 U.S.C. 6508)	New Serial No.

Type or print plainly in ink and sign in ink.

PART A: ASSIGNMENT
Assignee* David W. Copeland
Street 550 West Texas, Suite 1300
City, State, ZIP Code Midland, Texas 79701
*If more than one assignee, check here ☐ and list the name(s) and address(es) of all additional assignees __________ on the reverse of this form or on a separate attached sheet of paper.

This record title assignment is for: (Check one) ☑ Oil and Gas Lease, or ☐ Geothermal Lease
Interest conveyed; (Check one or both, as appropriate) ☑ Record Title, ☐ Overriding Royalty, payment out of production or other similar interests or payments

2. This assignment conveys the following interest:

Land Description	Percent of Interest			Percent of
Additional space on reverse, if needed. Do not submit documents or agreements other than this form; such documents or agreements shall only be referenced herein.				Overriding Royally
	Owned	Conveyed	Retained	Similar Interests
				Reserved	Previously
reserved
or conveyed
a	b	c	d	e	f

TOWNSHIP19 SOUTH, RANGE 32 EAST, NMPM	100%	100%	NONE	NONE	NONE
SECTION 4: NESW, S/2SW
LEA COUNTY, NEW MEXICO

FOR BLM USE ONLY — DO NOT WRITE BELOW THIS LINE
UNITED STATES OF AMERICA
This assignment is approved solely for administrative purposes. Approval does not warrant that either party to this assignment holds legal or equitable title to this lease.

☐	Assignment approved for above described lands;	☐	Assignment approved for attached land description

Assignment approved effective		☐	Assignment approved for land description indicated on reverse of this form.

By

	(Authorized Officer)		(Title)	(Date)

(Continued on reverse)

Part A (Continued): ADDITIONAL SPACE for Names and addresses of additional assignees in Item No. 1, if needed, or for Land Description in Item No. 2, if needed.
PART B — CERTIFICATION AND REQUEST FOR APPROVAL
1.	The Assignor certifies as owner if an interest in the above designated lease that he/she hereby assigns to the above assignee(s) the rights specified above.

2.	Assignee certifies as follows: (a) Assignee is a citizen of the United States; an association of such citizens; a municipality; or a corporation organized under the laws of the United States or of any State or territory thereof. For the assignment of NPR-A leases, assignee is a citizen, national, or resident alien of the United States or association of such citizens, nationals, resident aliens or private, public or municipal corporations, (b) Assignee is not considered a minor under the laws of the State in which the lands covered by this assignment are located; (c) Assignee’s chargeable interests, direct and indirect, in each public domain and acquired lands separately in the same State, do not exceed 246,080 acres in oil and gas leases (of which up to 200,000 acres may be in oil and gas options), or 300,000 acres in leases in each leasing District in Alaska of which up to 200,000 acres may be in options, if this is an oil and gas lease issued in accordance with the Mineral Leasing Act of 1920, or 51,200 acres in any one State if this is a geothermal lease; (d) All parties holding an interest in the assignment are otherwise in compliance with the regulations (43 CFR Group 3100 or 3200) and the auihorizing Acts; (e) Assignee is in compliance with reclamation requirements for all Federal oil and gas lease holdings as required by sec. I7(g) of the Mineral Leasing Act; and (f) Assignee is not in violation of sec. 41 of the Mineral Leasing Act.

3.	Assignee’s signature to this assignment constitutes acceptance of all applicable terms, conditions, stipulations and restrictions pertaining to the lease described herein.
For geothermal assignments, an overriding royalty may not be less than one-fourth (1/4) of one percent of the value of output, nor greater than 50 percent of the rate of royalty due to the United States when this assignment is added to all previously created overriding royalties (43 CFR 3241).
1 certify that the statements made herein by me are true, complete, and correct to the best of my knowledge and belief and are made in good faith.

Executed this 7TH day of JULY 2004				Executed this 7TH day of JULY 2004

Name of Assignor as shown on current lease		MICHAEL M. GRAY

(Please type or print)

Assignor				Assignee	/s/ David W. Copeland

	(Signature)				(Signature)
or				or
Attorney-in-fact				Attorney-in-fact

	(Signature)				(Signature)
2011 WINFIELD RD

(Assignor’s Address)

	MIDLAND	TX	79705

	(City)	(State)	(Zip Code)
Public reporting burden for this form is estimated to average 30 minutes per response including the time for reviewing instructions, gathering and maintaining data, and completing and reviewing the form. Direct comments regarding the burden estimate or any other aspect of this form to U.S. Department of the Interior, Bureau of Land Management (1004-0034), Bureau Clearance Officer, (WO-630), Mail Stop 401 LS, 1849 C Street, N.W., Washington, D.C. 20240.
Title 18 U.S.C. Sec, 1001 makes it a crime for any person knowingly-and willfully to make to any Department or agency of the United States any false, fictitious or fraudulent statements or representations as to any matter within its jurisdiction.

(Form 3000-3 (1/99)(page 2)